COLONIAL INTERNATIONAL EQUITY FUND

                  Supplement to the October 30, 1998 Prospectus

The Fund's Prospectus is amended as follows:

(1) Under the caption HOW THE FUND IS MANAGED the fourth paragraph is revised in its entirety as follows:

Gita Rao, a Vice President of the Advisor, co-manages the Fund. Ms. Rao has managed various other Colonial funds since 1995. Prior to joining the Advisor, she was a global equity research analyst at Fidelity Management & Research Company from 1994 to 1995 and a Vice President in the domestic equity research group at Kidder, Peabody and Company from 1991 to 1994.


IE-36/259G-1198                                            November 13, 1998



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